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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      November 4, 1999
                                                  -----------------------


                              JUST FOR FEET, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                       0-23570                52-2098043
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)


7400 Cahaba Valley Road, Birmingham, Alabama                       35242
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:     (205) 408-3000
                                                       -----------------

                                      N/A
             ----------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 3.  Bankruptcy or Receivership.
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     On November 4, 1999, Just For Feet, Inc. (the "Company") filed a Petition for Reorganization under Chapter 11 in the United States Bankruptcy Court for the District of Delaware.

     Prior to the November 4 Chapter 11 filing, the Company had reached an agreement (the "Agreement") with certain of the holders of its $200 million 11% Senior Subordinated Notes due 2009, with respect to a consensual restructuring of the Company's debt and equity. The Agreement is attached as Exhibit 10.16 to the Form 8-K dated as of November 2, 1999, which is incorporated herein by reference.

     A Plan of Reorganization (the "Plan") is to be filed with the Bankruptcy Court in the near future. Once the Plan is filed, it will be subject to numerous conditions and no assurance can be given that the consensual restructuring provided for in the Agreement and the Plan or any other consensual restructuring will be finalized or that any restructuring which is completed will not be on terms materially different from those contained in the Agreement and the Plan.

     Certain statements contained in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to plans for future business activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions, competition and other uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.


Item 7.  Exhibits.
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                      (c)  99.1 November 4, 1999 Press Release
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              JUST FOR FEET, INC.



Dated: November 4, 1999             By: /s/  Helen M. Rockey
                                        --------------------
                                        Helen M. Rockey
                                        President and Chief Executive Officer




Dated: November 4, 1999             By: /s/  Armand Carrano
                                        -------------------
                                        Armand Carrano
                                        Chief Financial Officer